UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2019

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	BRACU	The NASDAQ Stock Market LLC
Common Stock	BRAC	The NASDAQ Stock Market LLC
Rights	BRACR	The NASDAQ Stock Market LLC
Warrants	BRACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2019, Black Ridge Acquisition Corp. (“BRAC”) and Black Ridge Oil & Gas, Inc., BRAC’s sponsor (“BROG”), entered into share purchase agreements (“Purchase Agreements”) with Lyle Berman, a director of BRAC and BROG, and Morris Goldfarb, a stockholder of BROG (collectively, the “Purchasers”).

Pursuant to the Purchase Agreements, the Purchasers have agreed to purchase an aggregate of $5,000,000 of shares of BRAC common stock ($3,000,000 by Mr. Berman and $2,000,000 by Mr. Goldfarb) in open market or privately negotiated transactions commencing two days after the filing of this Current Report on Form 8-K and ending on the close of business on July 26, 2019 at a price not to exceed the per share amount held in BRAC’s trust account (which is approximately $10.30 per share) (the “Maximum Price”). The Purchasers have agreed not to convert any shares purchased in the open market or in privately negotiated transactions at the BRAC meeting of stockholders called to approve BRAC’s previously announced proposed business combination with Allied Esports and the World Poker Tour (“Business Combination”). If the Purchasers are unable to purchase the full $5,000,000 of shares in the open market or in privately negotiated transactions, BRAC will sell to them newly issued shares upon closing of the Business Combination at the Maximum Price equal to the difference between $5,000,000 and the dollar amount of shares purchased by them in the open market or in privately negotiated transactions.

Pursuant to the Purchase Agreements, at the closing of Business Combination, BRAC will issue to the Purchasers 1.5 shares of BRAC common stock for every 10 shares purchased by them under the Purchase Agreements. Additionally, BROG will transfer to them an aggregate of 200,000 shares of BRAC common stock owned by BROG. Pursuant to the Purchase Agreements, BRAC is required to file a registration statement with the SEC as promptly as practicable following closing of the Business Combination to register the resale of any securities purchased by the Purchasers that are not already registered and cause such registration statement to become effective as soon as possible.

The foregoing summary of the Purchase Agreements is qualified in its entirety by reference to such agreements, the form of which is attached as an exhibit hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of purchase agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2019

BLACK RIDGE ACQUISITION CORP.

By:	/s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman and Chief Executive Officer

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